                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                CURRENT REPORT

                                      on

                                  FORM 8-K/A
                               (Amendment No. 2)

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  November 14, 1994


                         AMERIQUEST TECHNOLOGIES, INC.
- ------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                                   Delaware
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                (State of other jurisdiction of incorporation)


            1-10397                                     33-0244136
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    (Commission File Number)                 (IRS Employer Identification No.)


   2722 Michelson Drive, Irvine, CA                                      92715
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(Address of principal executive offices)                            (Zip Code)


                                (714) 222-6000
- ------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)



- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     Effective November 14, 1994, AmeriQuest Technologies, Inc. ("AQS") issued 1,864,767 shares of its Common Stock and $3,473,312 in exchange for 100% percent of the issued and outstanding equity securities of Ross White Enterprises, Inc. d/b/a "National Computer Distributors" ("NCD").

     NCD is a national value-added distributor of microcomputer systems, peripherals and accessories. Its key vendors include Acer, AST, Leading Edge and Canon.

                         -----------------------------

Item 5.  Other Events
         ------------

     AQS and Computer 2000 AG ("Computer 2000"), a company duly organized under the laws of the Federal Republic of Germany, entered into an agreement dated November 14, 1994 (the "Investment Agreement") pursuant to which Computer 2000 agreed to invest approximately $50 million in AQS in exchange for an approximately 51 percent ownership interest in AQS, including shares already owned by Computer 2000. The transaction has been approved by the boards of both companies, and is subject to approval by the stockholders of AQS and to certain regulatory approvals.

     Under the terms of the Investment Agreement and the related Loan Agreement, Computer 2000 will initially extend to AmeriQuest 2000, Inc., a Delaware corporation and a wholly-owned subsidiary of AQS ("Sub"), a loan of $13 million with an additional $5 million to follow within 45 days if Computer 2000 is satisfied with a due diligence review of AQS's inventories and accounts receivable (the "Loan"). Sub's repayment obligations under the Loan will be satisfied by AQS's issuance to Computer 2000 of up to 8,108,108 shares of its Common Stock at a conversion rate of $2.22 per share, subject however to approval thereof by AQS's stockholders. The Investment Agreement further provides that, subject to certain conditions, on or before September 1, 1995, Computer 2000 will invest an additional $32 million in AQS in exchange for 14.1 million additional newly issued shares of its Common Stock, bringing Computer 2000's total ownership interest to approximately 22.9 million shares or 51% of the total outstanding shares of AQS. The $32 million investment is contingent upon a number of conditions, including but not limited to AQS's meeting certain monthly and cumulative after-tax operating profitability conditions during the first half of calendar 1995. AQS will also issue to Computer 2000 an option to purchase additional shares of AQS in an amount equal to the number of AQS's shares issuable upon exercise of currently outstanding options and warrants and conversion of any other convertible securities. All newly issued shares of AQS will be subject to resale restrictions under Rule 144 of the Securities Act of 1933, but will carry registration rights.

     The preceding summary of certain of the material terms of the Investment Agreement and Loan Agreement, which are attached hereto as Exhibits 2.03 and 2.04, respectively, is not intended to be complete and is qualified by reference to the Investment Agreement and Loan Agreement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a) The financial statements of NCD required to be filed pursuant to
         Item 7(a) of Form 8-K are attached hereto and incorporated herein by this reference.

     (b) The pro forma financial information for NCD required to be filed pursuant to Item 7(b) of Form 8-K and Rule 601 of Regulation S-K are attached hereto and incorporated herein by this reference, including:

              Pro Forma Condensed Balance Sheet at September 30, 1994
              Pro Forma Condensed Statements of Operations for the fiscal year ended June 30, 1994.
              Pro Forma Condensed Statements of Operations for the fiscal quarter ended September 30, 1994.

     (c)  Exhibit No.      Description of Exhibit
          -----------      ----------------------

          2.02* Agreement and Plan of Reorganization dated September 26, 1994 by, between and among AQS, Ross White Enterprises, Inc. d/b/a "National Computer Distributors" ("NCD") and the shareholders of NCD. (Filed as Exhibit 2.02 to the Annual Report on Form 10-K/A of AQS for the year ended June 30, 1994)

          2.03* Investment Agreement dated as of November 14, 1994 by and between AQS and Computer 2000 AG. (Filed with the original Current Report on Form 8-K of AQS for November 14, 1994.)

          2.04* Loan Agreement dated as of November 14, 1994 by and between Computer 2000 AG and AmeriQuest 2000,Inc. (Filed with the original Current Report on Form 8-K of AQS for November 14, 1994.)

- -------------------------------
* Incorporated herein by this reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended, and Rule 24 of the Commission's Rules of Practice.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERIQUEST TECHNOLOGIES, INC.



                                         /s/ Stephen G. Holmes
                                         -------------------------------
                                         Stephen G. Holmes,
                                         Secretary, Treasurer and
                                         Chief Financial Officer

Dated: February 8, 1995

                AMERIQUEST TECHNOLOGIES, INC. AND SUBSIDIARIES
                       PRO FORMA CONDENSED BALANCE SHEET
                         September 30,1994 (Unaudited)
                     (Dollars in thousands except shares)


(Dollars in thousands, except
per share data)

    ASSETS

                                            AmeriQuest                      Pro Forma        Pro Forma
                                        Technologies, Inc.      NCD        Adjustments       Combined
                                        ------------------    --------     -----------       ---------
CURRENT ASSETS
  Cash                                        $  1,378         $   127      $   3,608 (F,G)  $  5,113
  Accounts receivable, net                      42,687          21,203              0          63,890
  Inventories                                   47,291          27,369              0          74,660
  Income taxes receivable                            0              24              0              24
  Prepaid expenses and other                     1,668           1,920              0           3,588
                                        --------------        --------     -----------       ---------
     Total current assets                       93,024          50,643          3,608         147,275
                                        --------------        --------     -----------       ---------


PROPERTY AND EQUIPMENT, NET                      5,831             965              0           6,796
INTANGIBLE ASSETS, NET                           6,426              56          8,934 (F)    15,416
OTHER ASSETS                                     1,449             695              0           2,144
                                        --------------        --------     -----------       ---------
                                              $106,730         $52,359       $ 12,542        $171,631
                                        ==============        ========     ===========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY

                                            AmeriQuest                      Pro Forma        Pro Forma
                                        Technologies, Inc.      NCD        Adjustments       Combined
                                        ------------------    --------     -----------       ---------
CURRENT LIABILITIES
  Accounts payable                            $ 29,722         $27,715       $      0        $ 57,437
  Notes payable                                 43,211          20,593        (11,287)(G,F)    52,517
  Other                                          5,358              54          2,954 (G,F)     8,366
                                        --------------        --------     -----------       --------
     Total current liabilities                  78,291          48,362         (8,333)        118,320
                                        --------------        --------     -----------       --------

LONG-TERM DEBT                                       0           2,737         (2,737)              0
OTHER NONCURRENT LIABILITIES                         0               0              0               0
DEFERRED INCOME TAXES                              267               0              0             267
STOCKHOLDERS' EQUITY
  Preferred stock, $.01 par value;
   authorized 10,000,000 shares;
   issued and no shares issued
   and outstanding                                   0               0              0               0
  Common stock, $.01 par value;
   authorized 30,000,000 shares;
   issued and outstanding
   17,136,935 shares                              171               0            115 (G,F)       286
  Common stock, $.01 par value;
   authorized 10,000,000 shares;
   issued and outstanding
   4,599,180 shares                                  0               0              0               0
  Common stock, $.01 par value;
    authorized 10,000,000 shares;
    issued and outstanding 195 shares                0               0              0               0
  Additional paid-in capital                    43,683           2,096         22,661 (G,F)    68,440
  Retained deficit                             (15,682)           (836)           836 (G,F)   (15,682)
                                        --------------        --------     -----------       --------
     Total stockholders' equity                 28,172           1,260         23,612          53,044
                                        --------------        --------     -----------       --------
                                              $106,730         $52,359       $ 12,542        $171,631
                                        ==============        ========     ===========       ========
OUTSTANDING COMMON
SHARES                                      17,136,935                                     28,649,810
                                        ==============                                     ==========

                         AMERIQUEST TECHNOLOGIES, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                         For year ended June 30, 1994
                                  (Unaudited)


(Dollars in thousands, except
per share data)

                                        AmeriQuest                     Pro Forma       Pro Forma
                                   Technologies, Inc.(A)     NCD       Adjustments     Combined
                                   ---------------------  ---------    -----------   -------------

NET SALES                              $     394,798      $218,808       $      0 (D) $   613,606
COST OF SALES                                359,702       202,114              0         561,816
                                       -------------      --------       --------     -----------
   Gross profit                               35,096        16,694              0          51,790

OPERATING EXPENSES
   Selling, general and administrative        61,979        13,259            893          76,131
   Restructuring charge and
     earthquake loss                           9,130             0              0           9,130
                                       -------------      --------       --------     -----------
                                              71,109        13,259            893          85,261
                                       -------------      --------       --------     -----------

   Income (loss) from operations             (36,013)        3,435           (893)        (33,471)

OTHER INCOME (EXPENSE)
   Other income                                   71             0              0              71
   Interest expense                           (4,587)       (1,908)           930 (B)      (5,565)
                                       -------------      --------       --------     -----------
                                              (4,516)       (1,908)           930          (5,494)
                                       -------------      --------       --------     -----------

   Income (loss) before taxes                (40,529)        1,527             37         (39,965)

PROVISION FOR INCOME TAXES                      (797)            0              0            (797)
                                       -------------      --------       --------     -----------
   Net income (loss) (D)               $     (39,732)     $  1,527       $     37      $  (38,168)
                                       =============      ========       ========     ===========
Net income (loss) per common share     $       (3.03)     $   7.83                     $    (1.55)
                                       =============      ========                    ===========
Common and common equivalent shares       13,105,281           195                     24,618,156
                                       =============      ========                    ===========

                         AMERIQUEST TECHNOLOGIES, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   For three months ended September 30, 1994
                                  (Unaudited)
                 (Dollars in thousands, except per share data)

(Dollars in thousands, except
per share data)

                                              AmeriQuest                                   Pro Forma       Pro Forma
                                          Technologies, Inc.   Robec, Inc.       NCD       Adjustments      Combined
                                          ------------------   -----------    ---------    -----------     ---------
NET SALES                                 $  49,476           22,351       $ 61,364      $      0(D)    $133,191
COST OF SALES                                44,704           20,366         56,628             0        121,698
                                          ---------         --------       --------      --------       --------
   Gross profit                               4,772            1,985          4,736             0         11,493

OPERATING EXPENSES
   Selling, general and administrative        5,222            2,500          3,582           274         11,578
   Research and development                       3                0              0             0              3
                                          ---------         --------       --------      --------       --------
                                              5,225            2,500          3,582           274         11,581
   Income (loss) from operations               (453)            (515)         1,154          (274)           (88)

OTHER INCOME (EXPENSE)
   Other income                                  67                0              0             0             67
   Interest expense                            (727)            (201)          (669)          233 (B)     (1,364)
                                          ---------         --------       --------      --------       --------
                                               (660)            (201)          (669)          233         (1,297)
                                          ---------         --------       --------      --------       --------
   Income (loss) before taxes                (1,113)            (716)           485           (41)        (1,385)
PROVISION FOR INCOME TAXES                        0                0              0             0              0
                                          ---------         --------       --------      --------       --------
   Net income (loss)                         (1,113)            (716)           485           (41)        (1,385)

Net income (loss) per common share        $   (0.10)                                                    $  (0.05)
                                          =========                                                     ========

Weighted average shares                  11,622,873                                                   29,691,169
                                         ==========                                                   ==========

            FOOTNOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF AMERIQUEST TECHNOLOGIES, INC. AND ROBEC INC.


  The following footnotes reflect the assumptions made in the preparation of the Pro Forma Condensed Consolidated Financial Statements.

(A) Gives effect to the acquisitions of Kenfil, Inc. and 50.1% of the issued and outstanding stock of Robec, Inc. as indicated in the Form 8-K/A dated September 12, 1994.

(B) Savings of interest expense on notes payable and long-term debt retired through the issuance of AmeriQuest Common Stock, interest ranging from 9.5% to 13.91%. See Footnotes (F) and (G) below.

(C) The restructuring charge and earthquake loss of $9,130,000 included in AmeriQuest's historical statement of operations includes $5,700,000 which relates principally to the write-off of certain former personal computer joint venture operations at Kenfil; charges of $866,000 relating to severance costs and lease termination costs; charges of $336,000 relating to a reduction in office and warehouse space at Robec; and $3,430,000 for losses sustained by Kenfil in the Southern California earthquake.

(D) On July 8, 1994, AmeriQuest reacquired 345,091 shares of its Common Stock from Mr. James D'Jen, a former officer and director of AmeriQuest, as down payment on an obligation of Mr. D'Jen to exchange 350,000 shares of AmeriQuest Common Stock, in exchange for all (100%) of the common stock of AmeriQuest's Singapore subsidiary, CMS Enhancements (S) PTE Ltd. The Singapore subsidiary is a distributor of commodity disk drives. Sales for this Singapore subsidiary approximate $20 million annually, with an approximate breakeven in operating results. Upon the receipt of the balance of the shares due from Mr. D'Jen, AmeriQuest will be divested of its Singapore subsidiary.

(E) During fiscal year 1994 AmeriQuest acquired two companies, the impact of which would be an increase of approximately $20 million in revenues for the six months not reflected in historical results, with an approximate breakeven in operating results.

(F) To effect the purchase of NCD, AmeriQuest issued 1,864,767 shares of AmeriQuest Common Stock plus paid cash of $6,674,263 (including the redemption of subordinate indebtedness of approximately $3 million) in exchange for all 195 outstanding shares of NCD Common Stock and to eliminate NCD's historical equity. The AmeriQuest Common Stock is assumed to have market value of $1.75 per share at the time of the transaction for a total purchase price, including debt redemption, of $9,937,605. This purchase price exceeds the fair value of the net assets acquired resulting in goodwill of approximately $8.9 million. Such shares are reflected in the accompanying pro forma financial statements as outstanding common stock owned by AmeriQuest.

(G) The $18 million advance from Computer 2000 AG to the Company for the purchase of 8.1 million shares of AmeriQuest Common Stock is reflected as equity in the accompanying pro forma financial statements. This transaction is subject to approval by AmeriQuest's shareholders. Computer 2000 has agreed, subject to certain conditions, to invest an additional $32 million for an approximately 51 percent ownership interest in AmeriQuest, including shares already owned by AmeriQuest and assuming consummation of the Merger. In addition, AmeriQuest completed a private placement of equity securities in October, 1994 providing net proceeds of $3,608,000. The aggregate proceeds were used to fund the cash portion of the NCD purchase price, repayment of notes payable and the redemption of NCD's subordinated indebtedness.